UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2008

KINETIC CONCEPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-09913	74-1891727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (210) 524-9000

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

On April 16, 2008, Kinetic Concepts, Inc. (“KCI”) issued a press release, which is being furnished as Exhibit 99.1 to this Form 8-K.

The information set forth under “Item 7.01 Regulation FD Disclosure” and in Exhibit 99.1 is intended to be furnished pursuant to Item 7.01. Such information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by KCI as to the materiality of such information.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated April 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC.

By:	/s/ Martin J. Landon
Name:	Martin J. Landon
Title:	Sr. Vice President and Chief Financial Officer

Dated: April 16, 2008

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated April 16, 2008